UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        April 3, 2006
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                          CADENCE RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

            UTAH                       0-25170                   87-0306609
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI                49684
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     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:      (231) 941-0073
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Cadence Resources Corporation (the "Company") has prepared a PowerPoint slide presentation for use in upcoming presentations at investor conferences which may include non-public information. A copy of this slide presentation is attached as
Exhibit 99.1.

In a press release dated April 3, 2006, the Company announced that that its President and CEO, William W. Deneau, will present at the Independent Petroleum Association of America Oil and Gas Investment Symposium to be held from April 10-12, 2006. A copy of this press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

      c. EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                PowerPoint slide presentation

99.2                Press Release dated April 3, 2006

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 3, 2006.

                                                   CADENCE RESOURCES CORPORATION


Date:  April 3, 2006                               /s/ William W. Deneau
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                                                   By: William W. Deneau
                                                   Its: President